Exhibit 99.1

PRESS RELEASE:

DANAHER TO ACQUIRE BECKMAN COULTER, INC.

ORANGE COUNTY, California, February 7, 2011 – Beckman Coulter, Inc. (NYSE: BEC), a leading developer, manufacturer and marketer of products that simplify, automate and innovate complex biomedical testing, and Danaher, a diversified technology leader that designs, manufactures, and markets innovative products and services to professional, medical, industrial, and commercial customers, announced today that they have entered into a definitive merger agreement under which Danaher will acquire all of Beckman Coulter’s outstanding common stock for $83.50 per share in cash (without interest), representing an approximate 45% premium over the closing price of Beckman Coulter’s common stock on December 9, 2010 before rumors of an acquisition entered the marketplace. The transaction is valued at approximately $6.8 billion, including debt assumed and net of cash acquired.

An affiliate of Danaher is expected to commence a tender offer (the “Offer”) for all of Beckman Coulter’s outstanding common stock within the next seven business days and will remain open for a minimum of 20 business days following commencement of the Offer. The Offer is expected to be conditioned upon, among others, at least a majority of the outstanding Beckman Coulter shares being tendered, as well as the satisfaction of other customary conditions. The transaction is structured as a tender offer for all outstanding shares of Beckman Coulter followed by a merger. Approval of the transaction by Danaher shareholders is not required. The transaction is expected to be completed in the first half of 2011.

Bob Hurley, Beckman Coulter’s President and Chief Executive Officer, said, “Following a very comprehensive and competitive process, the Board of Directors voted unanimously to accept Danaher’s proposal. We believe this transaction maximizes Beckman Coulter shareholder value while strengthening the company’s position as a leader in biomedical testing to the benefit of our customers and their healthcare patients around the world. Our company’s rich history, strong brand, broad product portfolio and long-standing customer relationships are major sources of value in the transaction, enabling us to leverage our global commercial infrastructure and installed base to expand opportunities in both mature and emerging markets around the world. Longer term, we will have significant opportunities to leverage our relationships across our large installed base of automated systems in hospital laboratories with that of Danaher.”

Beckman Coulter would become part of Danaher’s Life Sciences & Diagnostics segment, joining Danaher’s Leica, AB Sciex, Radiometer and Molecular Devices businesses.

Danaher’s President and CEO, H. Lawrence Culp, Jr., said, “Beckman Coulter is an iconic company with a great brand, broad reach and technology leadership; well positioned in the markets it serves. Beckman provides an excellent complement to our existing Life Sciences & Diagnostics businesses. Being part of Danaher, Beckman associates will have the opportunity to leverage the power of the Danaher Business System, including the processes by which Danaher accelerates growth through new product innovation and driving sales, marketing and service, as well as its strength in continuously expanding margins.”

Advisors

Goldman, Sachs & Co. is acting as financial advisor to Beckman Coulter in connection with the transaction. Latham & Watkins, LLP is serving as legal counsel to Beckman Coulter in connection with the transaction.

Investor Webcast Event

Danaher will host a conference call to discuss the transactions on February 7, 2011 at 8:30 AM ET. The U.S. dial-in number is 800-967-7134; the international dial-in number is 719-325-2490; with reference ID Code 3770892. A telephone replay will be available by dialing 888-203-1112 in the US; and 719-457-0820 internationally; with ID Code 3770892. The replay will be available through February 14, 2011. The conference call and replay will also be available via webcast in the Investor section of www.danaher.com.

About Beckman Coulter

Beckman Coulter, Inc., based in Orange County, California, develops, manufactures and markets products that simplify, automate and innovate complex biomedical tests. More than 200,000 Beckman Coulter systems operate in laboratories around the world, supplying critical information for improving patient health and reducing the cost of care. Recurring revenue, consisting of consumable supplies (including reagent test kits), service and operating-type lease payments, represent about 80% of the company’s 2009 revenue of $3.3 billion. For more information, visit www.beckmancoulter.com.

Additional Information and Where to Find It

The tender offer proposed by Danaher Corporation (“Danaher”) referred to in this release has not yet commenced, and this release is neither an offer to purchase nor a solicitation of an offer to sell securities. If and when the tender offer is commenced, (i) Danaher will file with the Securities and Exchange

Commission (the “SEC”) a tender offer statement and (ii) Beckman Coulter, Inc. (the “Company”) will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND RELATED TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain a free copy of these documents (if and when it becomes available) and other relevant documents filed with the SEC through the web site maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of these materials filed by the Company by contacting Investor Relations by telephone at (714) 961-6320, by mail at Beckman Coulter, Inc., Investor Relations, 250 S. Kraemer Blvd, Brea, California 92822, or by going to the Company’s Investor Relations page on its corporate web site at www.beckmancoulter.com.

Note on Forward-Looking Statements

Certain statements either contained in or incorporated by reference into this document are forward-looking statements that involve risks and uncertainty. Future events regarding the proposed transactions and both the Company’s and Danaher’s actual results could differ materially from the forward-looking statements. Factors that might cause such a difference include, but are not limited to, statements regarding the combined companies’ plans following, and the expected completion of, the proposed acquisition. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements and generally include statements that are predictive in nature and depend upon or refer to future events or conditions. Risks and uncertainties include the ability of the Company and Danaher to complete the transactions contemplated by the Merger Agreement, including the parties’ abilities to satisfy the conditions to the consummation of the proposed acquisition; the possibility of any termination of the Merger Agreement; the timing of the tender offer and the subsequent merger; uncertainties as to how many of the Company’s stockholders will tender their shares of common stock in the tender offer; the possibility that various other conditions to the consummation of the tender offer or the subsequent merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the acquisition; other uncertainties pertaining to the business of the Company or Danaher; product safety; legislative and regulatory activity and oversight; the continuing global economic uncertainty and other risks detailed in (i) the Company’s public filings with the SEC from time to time, including the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2009, Quarterly Reports on Form 10-Q and its subsequently filed SEC reports, each as filed with the SEC, and (ii) Danaher’s public filings with the SEC from time to time, including Danaher’s most recent Annual Report on Form 10-K for the year ended December 31, 2009, Quarterly Reports on Form 10-Q and its subsequently filed SEC reports, each as filed with the SEC, in each case, which contains and identifies important factors that could cause actual results to differ materially from those contained in the forward-looking statements. The reader is cautioned not to unduly rely on these forward-looking statements. Each of the Company and Danaher expressly disclaims any intent or obligation to update or revise publicly these forward-looking statements except as required by law.